                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):    January 18, 2002

                            ________________________


                         VIRGINIA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Virginia                      000-22283            54-1829288
(State or other jurisdiction of        (Commission        (I.R.S. Employer
 incorporation or organization)        File Number)      Identification No.)
                            ________________________

                 102 S. Main Street, Culpeper, Virginia  22701
          (Address of principal executive offices, including zip code)
                            ________________________


      Registrant's telephone number, including area code:  (540) 829-1603
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Item 2.   Acquisition or Disposition of Assets.

          On January 18, 2002, pursuant to the terms and conditions of the Agreement and Plan of Reorganization, dated as of June 12, 2001, between Virginia Commonwealth Financial Corporation ("Virginia Commonwealth") and Virginia Financial Corporation ("Virginia Financial"), and a related Plan of Merger between the parties (collectively, the "Merger Agreement"), Virginia Financial and Virginia Commonwealth combined their businesses by merging Virginia Commonwealth with and into Virginia Financial (the "Merger"). In connection with the Merger, Virginia Financial amended and restated its articles of incorporation and changed its name to "Virginia Financial Group, Inc." (the "Company"). As a result of the Merger, each outstanding share of Virginia Commonwealth common stock was converted into 1.4391 shares of the Company's common stock. Each share of Virginia Financial common stock continues as one share of the Company's common stock. The Merger will be accounted for as a pooling of interests under generally accepted accounting principles.

          The Joint Proxy Statement/Prospectus of Virginia Financial and Virginia Commonwealth dated December 3, 2001 (the "Joint Proxy Statement/ Prospectus") and included in Virginia Financial's Registration Statement on Form S-4, as amended (Registration No. 333-69216, the "Registration Statement"), contains additional information regarding the Merger, Virginia Financial, Virginia Commonwealth and the Company. The board of directors of the Company includes eight former directors of Virginia Financial and eight former directors of Virginia Commonwealth. The Company's common stock has been approved for listing on the Nasdaq National Market and has begun trading under the symbol "VFGI". The description of the Company's common stock contained under the caption "Description of Virginia Financial Group Capital Stock" in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

          A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1, and is incorporated into this Item 2 by reference. A copy of the press release announcing the approval of the Merger by the shareholders of Virginia Financial and Virginia Commonwealth is attached hereto as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              (i) The audited consolidated balance sheets of Virginia Commonwealth as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and the related notes and report of independent auditors thereto, are incorporated by reference herein.

              (ii) The unaudited consolidated balance sheet of Virginia
                   Commonwealth as of September 30, 2001, the unaudited consolidated statements of income for the nine months ended September 30, 2001, and the unaudited consolidated statements of stockholders' equity and cash flows for the nine months ended September 30, 2001, and the related notes thereto, are incorporated by reference herein.

                                       1
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         (b)  Pro Forma Financial Information.

              The pro forma combined balance sheet as of September 30, 2001, the pro forma combined income statement for the nine months ended September 30, 2001, the pro forma condensed income statement for the years ended December 31, 1998-2000, and the selected consolidated financial data of Virginia Financial Group, Inc. as of September 30, 2001 and for the years ended December 31, 1998-2000 are incorporated by reference herein.

         (c)  Exhibits.

              Exhibit 2.1 The Merger Agreement (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus in Part I of the Registration Statement).

              Exhibit 3.1 Articles of Incorporation of Virginia Financial Group, Inc.

              Exhibit 3.2    Bylaws of Virginia Financial Group, Inc.

              Exhibit 23.1   Consent of Yount, Hyde & Barbour, P.C.

              Exhibit 99.1 The press release announcing completion of the Merger.

              Exhibit 99.2 The press release announcing shareholder approvals of the Merger.

              Exhibit 99.3 Financial Statements of Virginia Commonwealth (incorporated by reference to Virginia Commonwealth's Annual Report on Form 10-K for the year ended December 31, 2000, as amended, and to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 (File No. 000-22747).


                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VIRGINIA FINANCIAL GROUP, INC.



                                        By:   /s/  Jeffrey W. Farrar
                                           ------------------------------------
                                             Jeffrey W. Farrar
                                             Executive Vice President
                                             and Chief Financial Officer

January 30, 2002

                                       3
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                                 EXHIBIT INDEX


       Exhibit No.                                         Description
       -----------                                         -----------
            2.1             The Merger Agreement (incorporated by reference to Appendix A to the Joint Proxy
                            Statement/Prospectus in Part I of the Registration Statement).

            3.1             Articles of Incorporation of Virginia Financial Group, Inc.

            3.2             Bylaws of Virginia Financial Group, Inc.

           23.1             Consent of Yount, Hyde & Barbour, P.C.

           99.1             The press release announcing completion of the Merger.

           99.2             The press release announcing shareholder approvals of the Merger.

           99.3             Financial Statements of Virginia Commonwealth (incorporated by reference to Virginia
                            Commonwealth's Annual Report on Form 10-K for the year ended December 31, 2000, as amended, and to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001
                            (File No. 000-22747).